SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

__________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 16, 2015

         CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

42745 U.S. Highway 27, Davenport, FL	33837
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 419-7750

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

On April 16, 2015, CenterState Bank of Florida, N.A. (“CSB”), the wholly owned subsidiary bank of CenterState Banks, Inc. (the “Company”) entered into a Purchase and Assumption Agreement (“Agreement”) with Commonwealth Savingshares Corporation (“CSC”) and its wholly owned subsidiary, SouthBank, F.S.B (“SB”), whereby CSB agreed to purchase SB’s main banking office located at 10891 N. Military Trail, Palm Beach Gardens, Florida, including main office real estate for $1,950,000.  The purchase price for the real estate was based on a recent appraisal.  CSB also agreed to assume all of the deposits of SB, approximately $18.5 million.  CSB agreed to pay SB a premium of $100,000 for the deposits.  CSB is not acquiring any loans from SB.

The transaction is expected to close early in the third quarter of 2015, subject to the receipt of customary regulatory approval.  CSB expects to consolidate two of its nearby existing branches (leased offices) into this location, deemed by CSB management to be a superior location, and also is expected to gain some additional efficiency through the consolidation.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement and certain exhibits attached thereto, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Statements made in this Form 8-K, other than those concerning historical financial information, may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties.  These forward-looking statements include, without limitation, statements regarding the Company’s expectations concerning its financial condition, operating results, cash flows, liquidity and capital resources, including the effects of the SB acquisition and the final determination of the assets and liabilities acquired and their respective valuations.  A discussion of risks, uncertainties and other factors that could cause actual results to differ materially from management’s expectations is set forth under the captions “Business - Note about Forward-Looking Statements,”  “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014.

Item 9.01    Exhibits

(d)  Exhibits

Exhibit 2.1  Purchase and Assumption Agreement by and among CenterState Bank of Florida, N.A., SouthBank, F.S.B. and Commonwealth Savingshares Corporation dated as of April 16, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ James J. Antal
James J. Antal
Senior Vice President and Chief Financial Officer

Date:     April 20, 2015

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